Exhibit 99.1
News

KeyCorp 127 Public Square Cleveland, OH 44114

CONTACTS:	ANALYSTS	MEDIA
	Vernon L. Patterson	William C. Murschel
	216.689.0520	216.828.7416
	Vernon_Patterson@KeyBank.com	William_C_Murschel@KeyBank.com

Christopher F. Sikora
216.689.3133
Chris_F_Sikora@KeyBank.com

INVESTOR	KEY MEDIA
RELATIONS: www.key.com/ir	NEWSROOM: www.key.com/newsroom
FOR IMMEDIATE RELEASE
KEYCORP’S PETER HANCOCK ACCEPTS POSITION AT AIG
CLEVELAND, February 8, 2010 — KeyCorp (NYSE: KEY) today announced that Peter D. Hancock, vice chair responsible for Key’s national banking business groups, has resigned from the company effective immediately.
Hancock, who joined Key in December 2008, will be joining American International Group, Inc. (NYSE: AIG) as Executive Vice President, Finance, Risk, and Investments.
“Peter’s leadership, experience and strategic insights have made a significant impact on our company,” said KeyCorp CEO Henry L. Meyer III. “In the midst of one of the most tumultuous periods of financial disruption, he led significant efforts to rebalance our business mix, tighten our focus on market opportunities with the best intrinsic value and further our capabilities to provide integrated solutions to meet our clients’ needs. We thank him for his many contributions over the past year.”
“This opportunity for Peter is one of tremendous importance to AIG and to our country’s financial system as a whole. We will miss him, and we sincerely wish him well in this new endeavor,” concluded Meyer. Interim management arrangements will be announced shortly.
“My experience at Key has been terrific,” said Hancock. “I strongly believe in their relationship strategy, and I am confident that they are well positioned as the economy recovers.”
Key’s national banking business groups provide corporate finance, cash management, investment banking, capital markets, commercial real estate, asset management, equipment finance, syndications and financial risk management advice and products to companies across the U.S. and internationally.
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Cleveland-based KeyCorp is one of the nation’s largest bank-based financial services companies, with assets of approximately $93 billion. BusinessWeek Magazine named Key the top bank in its Customer Service Champ 2009 edition, ranking Key 11th out of the top 25 companies that include many known for their customer service acumen. Key companies provide investment management, retail and commercial banking, consumer finance, and investment banking products and services to individuals and companies throughout the United States and, for certain businesses, internationally. For more information, visit https://www.key.com.

Forward-Looking Statements This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about Key’s financial condition, results of operations, earnings outlook, asset quality trends and profitability. Forward-looking statements are not historical facts but instead represent only management’s current expectations and forecasts regarding future events, many of which, by their nature, are inherently uncertain and outside of Key’s control. Key’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Factors that could cause Key’s actual results to differ materially from those described in the forward-looking statements can be found in Key’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2009, June 30, 2009, and September 30, 2009, and in its Annual Report on Form 10-K for the year ended December 31, 2008, each of which has been filed with the Securities and Exchange Commission and is available on Key’s website (www.key.com) and on the Securities and Exchange Commission’s website (www.sec.gov). Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management’s views as of any subsequent date. Key does not undertake any obligation to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.
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